Subsequent Events	12 Months Ended
Jun. 30, 2012
Subsequent Events [Abstract]
Subsequent events

Note 19. Subsequent events

On July 17, 2012, the Board of Directors declared a quarterly dividend of $0.175 per share of Greene County Bancorp, Inc.'s common stock. The dividend reflected an annual cash dividend rate of $0.70 per share, and was unchanged from the dividend declared during the previous quarter. The dividend will be payable to stockholders of record, including the mutual holding company as of August 15, 2012, and will be paid on August 31, 2012.

Historically, Greene County Bancorp, MHC has waived its right to receive dividends declared on its shares of the Company's common stock, and Greene County Bancorp, MHC has waived the receipt of dividends for the quarter end June 30, 2012, subject to the non-objection of the Federal Reserve Board. The Federal Reserve Board has adopted interim final regulations that impose significant conditions and restrictions on the ability of mutual holding companies to waive the receipt of dividends from their subsidiaries, and the Board of Directors does not expect that Greene County Bancorp, MHC will obtain the non-objection of the Federal Reserve to waive the receipt of its dividends on the Company's common stock for the June 30, 2012 quarter. Accordingly, it is expected that such dividend will be paid to Greene County Bancorp, MHC.